UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

Lipella Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41575 (Commission File Number)	20-2388040 (I.R.S. Employer Identification No.)

1159 S. Negley Avenue, Pittsburgh, PA 15217
(Address of principal executive offices) (Zip Code)

(412) 894-1853
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 20-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 1.01    Entry into a Material Definitive Agreement

The information set forth below in Item 1.03 of this Current Report on Form 8-K under the caption “Asset Purchase Agreement” is hereby incorporated by reference in this Item 1.01.

Item 1.03    Bankruptcy or Receivership.

Asset Purchase Agreement

On March 30, 2026, Lipella Pharmaceuticals Inc. (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Western District of Pennsylvania (the “Bankruptcy Court”) at Case No. 26-20879-CMB (the “Bankruptcy Case”).

On May 14, 2026, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with XRAIY (the “Purchaser”) pursuant to which the Purchaser agreed to purchase substantially all of the assets of the Company (such assets, the “Purchased Assets,” and such transaction, the “Sale”). The Bankruptcy Court authorized and approved the Sale and the Asset Purchase Agreement, pursuant to section 363 of the Bankruptcy Code, by Order dated June 4, 2026, at Doc. No. 115 (the “Sale Order”).

A copy of the Sale Order is attached hereto as Exhibit 2.1. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.2.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Case.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Order (I) Approving the Sales or other Acquisition Transaction for the Assets, (II) Authorizing the Sales Free and Clear of all Encumbrances, (III) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, and (IV) Granting Related Relief [Doc. No. 115]
2.2	Asset Purchase Agreement among Lipella Pharmaceuticals Inc. and XRAIY LLC, or its designee(s), dated as of May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2026	Lipella Pharmaceuticals, Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman
Title: Chief Executive Officer

3